UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: August 24, 2000

                   Professional Wrestling Alliance Corporation
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
         (State or other jurisdiction of incorporation or organization)

        33-24108D                                      87-045382
        ---------                                      ---------
   (Commission File Number)                 (IRS Employer Identification Number)


                      c/o BonnieJean C. Tippetts, President
                         268 West 400 South, Suite #300
                           Salt Lake City, Utah 84101
                    (Address of principal executive offices)

                             (801) 575-8073 Ext. 116
              (Registrant's telephone number, including area code)


                               15962 Gault Street
                               Van Nuys, CA 91406
             (Former name or address, if changed since last report)





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ITEM 1.           Changes in Control of Registrant.

Effective August 11, 2000, Professional Wrestling Alliance Corporation, a Delaware corporation (the "Company") canceled 23,500,000 shares of common stock held by Barry Vichnick and Allen Nelson pursuant to a Separation Agreement dated July 27, 2000 ("Agreement"). This cancellation reduced the Company's number of validly issued and outstanding shares of $0.001 par value common stock from 72,106,832 before the cancellation to 48,606,832 shares after the cancellation. As a result of the cancellation, A-Z Professional Consultants, Inc., now known as World Alliance Consulting, Inc., became the controlling shareholder of the Company as further explained below. World Alliance Consulting, Inc. (the "Majority Shareholders") now collectively holds 51.81% of all of the validly issued and outstanding shares of the Company's $0.001 par value common stock, thus representing more than a majority of the Company's validly issued and outstanding common stock:

   World Alliance Consulting, Inc.(1)         Total = 25,185,139 shares (51.81%)

Pursuant to a Majority Shareholder Consent to Action Without a Meeting of Professional Wrestling Alliance Corporation dated August 8, 2000, the Majority Shareholders, voted to remove and replace the Company's Board of Directors and executive officers as set forth below:

Former Board of Directors                       Replacement Board of Directors:
-------------------------                       ------------------------------
& Executive Officers:                           & Executive Officers:
--------------------                            --------------------

Barry Vichnick - President/CEO & Director       BonnieJean C. Tippetts -
                                                  Director/ President/
                                                  Secretary & Treasurer


Vaughn Nelson - Secretary and Treasurer         Gisela Tippetts - Director
Allen Nelson     - Director                     David Michael Wolfson - Director
Gary Anderson  - Director
Alan Walker     - Director

The Majority Shareholder took action on August 8, 2000, to replace the Company's Board of Directors and executive officers who resigned, pursuant to the Agreement, on July 27, 2000, and because of their inability to achieve the Company's business plans and objectives, namely, the production of female wrestling events combined with rock and roll performances for live television and pay-perview audiences. Accordingly, on July 27, 2000, Barry Vichnick, Gary Andersen, Alan Walker, Vaughn Nelson, The Professional Wrestling Alliance, Inc. (the "Nevada Corporation"), Professional Wrestling Alliance Corporation (hereinafter referred to as the "Delaware Corporation"), and Hudson Consulting Group, Inc., ("Hudson") entered into the Agreement.

Essentially, the Agreement provided for the resignation of the Delaware Corporation's old Board of Directors and for the Delaware Corporation to separate itself from its wholly owned subsidiary, the Nevada Corporation, by separating its business and financial interests from the Nevada Corporation. For more information regarding the terms of the Agreement, please see below, Item 2 "Acquisition or Disposition of Assets" and "Exhibit A" of this report on Form 8-K.

ITEM 2:           ACQUISITION OR DISPOSITION OF ASSETS

Pursuant to the Agreement, Barry Vichnick's and Allen Nelson's combined shareholdings of 23,500,000 shares of the Delaware Corporation's common stock were canceled on August 11, 2000, in exchange for Hudson's execution of the Agreement which includes the following provisions:

--------
     (1) The 25,185,139  shares of the Company's  common stock now held by World
Alliance Consulting, Inc. were originally issued to A-Z Professional Consultants, Inc. On July 6, 2000, A-Z Professional Consultants, Inc., changed its name to World Alliance Consulting, Inc., and as a result, owns the 25,185,139 shares.

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Barry  Vichnick,  Allen  Nelson,  Gary  Andersen,  Alan Walker and Vaughn Nelson
agreed to resign their positions as officers and directors of the Delaware Corporation; and to separate their interests in the Nevada Corporation from those of the Delaware Corporation; and obtained a release of all claims which the Delaware Corporation, its stockholders or Hudson or any other individuals may ever assert against Barry Vichnick, Allen Nelson, Gary Andersen, Alan Walker and Vaughn Nelson or the Nevada Corporation; and gave the Delaware Corporation and Hudson a release of all claims which Barry Vichnick, Allen Nelson, Gary Andersen, Alan Walker and Vaughn Nelson or the Nevada Corporation may ever assert against them; all with the intent of allowing Barry Vichnick, Allen Nelson, Gary Andersen, Alan Walker and Vaughn Nelson and the Nevada Corporation to continue to pursue their business plans without further interference, control or financial remuneration by and to the Delaware Corporation and any other shareholders.

Additionally, the Nevada Corporation agreed to separate itself and its business operations and financial interests from the Delaware Corporation; and obtained a release of all claims which the Delaware Corporation or Hudson may ever assert against the Nevada Corporation; and gave the Delaware Corporation and Hudson a release of all claims which the Nevada Corporation may ever assert against them; all with the intent of allowing the Nevada Corporation to continue to pursue its business plans (including but not limited to the "Rock and Wrestling" business plans) without further interference, control or financial remuneration by and to the Delaware Corporation and its shareholders.

Reciprocally, the Delaware Corporation agreed to separate itself and its business operations and financial interests from the Nevada Corporation; and obtained a release of all claims which the Nevada Corporation or Barry Vichnick, Allen Nelson, Gary Andersen, Alan Walker and Vaughn Nelson may ever assert against it; gave the Nevada Corporation and Barry Vichnick, Allen Nelson, Gary Andersen, Alan Walker and Vaughn Nelson a release of all claims which it may ever assert against them; all with the intent of finding a different business or assets to acquire which will increase the value to its shareholders.

Additionally, Hudson agreed to have the Delaware Corporation separate itself and its business operations and financial interests from the Nevada Corporation; and obtained a release of all claims which the Nevada Corporation or Barry Vichnick, Allen Nelson, Gary Andersen, Alan Walker and Vaughn Nelson may ever assert against Hudson; and gave the Nevada Corporation and Barry Vichnick, Allen Nelson, Gary Andersen, Alan Walker and Vaughn Nelson a release of all claims which Hudson may ever assert against them; all with the intent of increasing the value of its share holdings in the Delaware Corporation, and with the further intent that there shall never be financial expectations by Hudson, the Delaware Corporation, or its shareholders from any "Rock and Wrestling" events and that Hudson and the Delaware Corporation shall never use the name Rock & Wrestling to assist and increase their profits or share prices.

ITEM 7:           FINANCIAL STATEMENTS AND EXHIBITS

         The following exhibits are included:

         a) Separation Agreement And Mutual Release dated July 27, 2000, by and between Barry Vichnick, Allen Nelson, Gary Andersen, Alan Walker, Vaughn Nelson, Professional Wrestling Alliance, Inc., Professional Wrestling Alliance Corporation, and Hudson Consulting Group, Inc. ("Exhibit A"), attached hereto an included by reference.

         b)  Majority  Shareholder  Consent  to  Action  Without  a  Meeting  of
         Professional Wrestling Alliance Corporation dated August 8, 2000 ("Exhibit "), attached hereto an included by reference, removing and replacing Professional Wrestling Alliance Corporation's Board of Directors and executive officers.

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         Pursuant  to  the  requirement  of the  Securities  Act  of  1934,  the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 24, 2000
                                Professional Wrestling Alliance Corporation,
                                A Delaware Corporation

                                By:
                                Name: /s/ BonnieJean C. Tippetts
                                     -----------------------------
                                Title: President


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